Equity Investor Presentation Fourth Quarter 2025

Forward-Looking Statements 2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about Farmer Mac's plans, objectives, expectations, beliefs and intentions and other statements including words such as “may,” “potential,” “believe,” “expect,” “consider,” “intend,” “should,” “could,” “continue,” and “commit,” or the negative of these terms or other comparable terminology. Such statements are based upon the current beliefs and expectations of management of Farmer Mac and are subject to many risks and uncertainties. Actual results may differ materially from the results anticipated in the forward-looking statements and the assumptions and estimates used as a basis for the forward-looking statements. Considering these potential risks and uncertainties, no undue reliance should be placed on any forward-looking statements expressed in this presentation. Various factors or events, both known and unknown, could cause Farmer Mac’s actual results to differ materially from the expectations as expressed or implied by the forward-looking statements in this presentation, including uncertainties about: the availability to Farmer Mac of debt and equity financing and, if available, the reasonableness of rates and terms; legislative, regulatory, or current or future political developments that could affect Farmer Mac, its sources of business, or agricultural or infrastructure industries; fluctuations in the fair value of assets held by Farmer Mac and its subsidiaries; the level of lender interest in Farmer Mac's products and the secondary market provided by Farmer Mac; the general rate of growth in agricultural mortgage and infrastructure indebtedness; the effect of economic conditions stemming from disruptive global events or otherwise on agricultural mortgage or infrastructure lending, borrower repayment capacity, or collateral values, including inflation, fluctuations in interest rates, changes in U.S. trade policies (including tariffs and trade restrictions), fluctuations in export demand for U.S. agricultural products and foreign currency exchange rates, supply chain disruptions, increases in input costs, labor availability, and volatility in commodity prices; the degree to which Farmer Mac is exposed to interest rate risk resulting from fluctuations in Farmer Mac's borrowing costs relative to market indexes; developments in the financial markets, including possible investor, analyst, and rating agency reactions to events involving government-sponsored enterprises, including Farmer Mac; the effects of the Federal Reserve’s efforts to achieve monetary policy normalization to respond to inflation and employment levels; and other factors that could hinder agricultural mortgage lending or borrower repayment capacity, including the effects of severe weather, flooding and drought, or fluctuations in agricultural real estate values. More information about potential factors that could cause results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, those stated in Farmer Mac’s filings from time to time with the Securities and Exchange Commission (the "SEC"), including in Farmer Mac’s Annual Reports on Form 10-K and Quarterly Reports on Form 10- Q, each of which is filed with the SEC, including in the “Risk Factors” section of those filings, as well as Farmer Mac’s other filings with the SEC (including Current Reports on Form 8-K) available at the SEC’s website (www.sec.gov). These reports are also available on Farmer Mac’s website (www.farmermac.com). All forward-looking statements are based on information available to Farmer Mac on the date hereof, and Farmer Mac assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. NO OFFER OR SOLICITATION OF SECURITIES This presentation does not constitute an offer to sell or a solicitation of an offer to buy any Farmer Mac security. Farmer Mac securities are offered only in jurisdictions where permissible by offering documents available through qualified securities dealers. Any investor who is considering purchasing a Farmer Mac security should consult the applicable offering documents for the security and their own financial and legal advisors for information about and analysis of the security, the risks associated with the security, and the suitability of the investment for the investor’s particular circumstances. Copyright © 2026 by Farmer Mac. No part of this document may be duplicated, reproduced, distributed, or displayed in public in any manner or by any means without the written permission of Farmer Mac.

Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures 3 This presentation is for general informational purposes only, is current only as of December 31, 2025 and should be read in conjunction with Farmer Mac’s Annual Report on Form 10-K filed with the SEC on February 19, 2026. In the accompanying analysis of its financial information, Farmer Mac uses the following non-GAAP financial measures: core earnings, core earnings per share, and net effective spread. Farmer Mac uses these non-GAAP measures to measure corporate economic performance and develop financial plans because, in management's view, they are useful alternative measures in understanding Farmer Mac's economic performance, transaction economics, and business trends. The non-GAAP financial measures that Farmer Mac uses may not be comparable to similarly labeled non-GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of these non-GAAP financial measures is intended to be supplemental in nature and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP. For a reconciliation of core earnings to GAAP net income attributable to common stockholders and a reconciliation of net effective spread to GAAP net interest income, please refer to pages 23-24 of the Appendix. Core earnings and core earnings per share principally differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding the effects of fair value fluctuations. These fluctuations are not expected to have a cumulative net impact on Farmer Mac's financial condition or results of operations reported in accordance with GAAP if the related financial instruments are held to maturity, as is expected. Core earnings and core earnings per share also differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business. Farmer Mac uses net effective spread to measure the net spread Farmer Mac earns between its interest-earning assets and the related net funding costs of these assets. Net effective spread differs from net interest income and net interest yield because it excludes: (1) the interest income and interest expense associated with the consolidated trusts and the average balance of the loans underlying these trusts; and (2) the fair value changes of financial derivatives and the corresponding assets or liabilities designated in fair value hedge accounting relationships. Net effective spread also principally differs from net interest income and net interest yield because it includes the accrual of income and expense related to the contractual amounts due on financial derivatives that are not designated in hedge accounting relationships ("undesignated financial derivatives") and the net effects of terminations or net settlements on financial derivatives, which consists of: the net effects of cash settlements on agency forward contracts on the debt of other government-sponsored enterprises (“GSEs”) and U.S. Treasury security futures that we use as short-term economic hedges on the issuance of debt; and the net effects of initial cash payments that Farmer Mac receives upon the inception of certain swaps.

4 FARMER MAC AT A GLANCE (NYSE: AGM) *The 10-year period is from December 31, 2015 – December 31, 2025. CAGR is defined as Compound Annual Growth Rate. **As of December 31, 2025. $19.6 billion Farm & Ranch $2.0 billion Corporate AgFinance $7.9 billion Power & Utilities $2.4 billion Renewable Energy $1.5 billion Broadband Infrastructure Outstanding Business Volume by Segment**Key Highlights ~$2 billionMarket Capitalization 12%10-Year Revenue CAGR* 8% 10-Year Outstanding Business Volume CAGR* 15% 10-Year Core Earnings per Diluted Share CAGR* ~$900,0002025 Core Earnings per Employee

A MISSION-DRIVEN COMPANY 5 TODAY1999 Listed on NYSE (Ticker: AGM) 1990 Charter Amendment: USDA guaranteed securities 1988 Farmer Mac initially chartered as a GSE to create a secondary market for agricultural loans. 1996 Charter Amendment: direct loan purchases 2008 Charter Amendment: rural infrastructure loans With outstanding business volume of over $33 billion, Farmer Mac remains resolute in its commitment to growth, innovation, and mission fulfillment

Unique, Mission-Driven Operating Model directly supports American agriculture and rural infrastructure Nationwide secondary market provider across diverse markets, including agriculture, agribusinesses, broadband infrastructure, power and utilities, and renewable energy GSE funding advantage and disciplined asset liability management Strong safety and soundness oversight from Farm Credit Administration (FCA) through its Office of Secondary Market Oversight (OSMO) 6 HOW WE OPERATE AS A SECONDARY MARKET Operating model excludes issued agricultural mortgage-backed securities and long-term standby purchase commitment credit protection components of our business. Our Operating Model

7 STRONG, DIVERSIFIED VOLUME GROWTH POSITIVE SPREAD EXPANSION $21.9 $23.6 $25.9 $28.5 $29.5 $33.4 0.93% 0.98% 1.02% 1.18% 1.15% 1.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2020 2021 2022 2023 2024 2025 N et Effective Spread (% ) $ in B illi on s Farm & Ranch Corporate AgFinance Power & Utilities Renewable Energy Broadband Infrastructure Total Net Effective Spread

SEGMENT OVERVIEW*

	% OF OUTSTANDING VOLUME	SEGMENT	BUSINESS VOLUME*	CUSTOMER / MARKET	Q4 NET EFFECTIVE SPREAD (%)**	Q4 Risk Adjusted Gross Return on Allocated Capital (%)	YOY VOLUME GROWTH
Agricultural Finance	65%	Farm & Ranch	**$19.6 billion**	Traditional agricultural real estate mortgage liquidity and wholesale finance liquidity	1.06%	27%	5%
		Corporate AgFinance	**$2.0 billion**	More complex farming operations, agribusinesses focused on food, fuel, and fiber processing, and other agriculture supply chain production	2.07%	20%	3%
Infrastructure Finance	35%	Power & Utilities	**$7.9 billion**	Rural electric generation and transmission cooperatives, distribution cooperatives, and wholesale finance liquidity	0.34%	17%	15%
		Renewable Energy	**$2.4 billion**	Renewable energy generation and storage projects	1.74%	27%	72%
		Broadband Infrastructure	**$1.5 billion**	Rural telecommunication companies including broadband, fiber, wireless, data centers, etc.	2.42%	29%	91%
Total			**$33.4 billion**		1.22%		13%

*As of December 31, 2025. Each business segment is comprised of both Net Effective Spread and fee income products: Loan Purchases (spread), Wholesale Funding (spread), Purchase Commitments (fee), Loans Serviced for Others (fee).
**Net Effective Spread and fees are determined by a variety of factors, including economic factors, market and segment dynamics, credit profile, and asset-liability management.

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9 HIGH-QUALITY CORE EARNINGS $100.6 $113.6 $124.3 $171.2 $171.6 $182.9 0.93% 0.98% 1.02% 1.18% 1.15% 1.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% (30.0) $20.0 $70.0 $120.0 $170.0 2020 2021 2022 2023 2024 2025 $ in m illi on s Core Earnings in Relation to Pre-Tax Credit Costs Pre-Tax Credit Expense Core Earnings Net Effective Spread (%)

10 STRONG UNDERWRITING SUPPORTED BY THOUGHTFUL CREDIT FRAMEWORK $115.0 $126.8 $79.0 $65.2 $168.9 $238.0 15% 13% 22% 28% 15% 17% 0% 5% 10% 15% 20% 25% 30% 35% 40% $- $50 $100 $150 $200 $250 2020 2021 2022 2023 2024 2025 $ in m illi on s Portfolio Performance Nonaccrual - Agricultural Finance Nonaccrual - Infrastructure Finance % Allowance Industry-leading credit evaluation focused on repayment capacity through economic cycles Disciplined due diligence and underwriting approach for counterparties and loan exposures Rigorous underwriting supported by a comprehensive credit framework that aligns with business volume growth

Crops 50% Permanent Plantings 19% Livestock 21% Part-Time Farm 3% Agricultural Storage & Processing 7% By Commodity Type* 11 AGRICULTURAL FINANCE LOAN PORTFOLIO DIVERSIFICATION Northwest 11% Southwest 27% Mid-North 26% Mid-South 20% Northeast 4% Southeast 12% By Geographic Region* $14.0B $14.0B Agricultural Update** • USDA’s Economic Research Service estimates $158.5 billion in net cash incomes in 2026, an increase from the forecasted 2025 and actual 2024 incomes. * As of December 31, 2025. **USDA, Economic Research Service U.S. and State-Level Farm Income and Wealth Statistic (https://www.ers.usda.gov/data-products/farm-income-and-wealth-statistics/data-files-us-and-state-level-farm-income-and-wealth-statistics/).

Acceptable 92% Special Mention 5% Substandard 3% Agricultural Finance Loan Portfolio 12 LOAN PORTFOLIO RISK PROFILE BY LINE OF BUSINESS* Acceptable 98% Special Mention 1% Substandard 1% Infrastructure Finance Loan Portfolio $14.0B $7.9B * As of December 31, 2025. Special mention assets generally have potential weaknesses due to performance issues but are currently considered to be adequately secured. Substandard assets have a well-defined weakness or weaknesses and there is a distinct possibility that some loss will be sustained if deficiencies are not corrected.

13 LIQUIDITY- INVESTMENT PORTFOLIO Farmer Mac maintains an investment portfolio to provide back-up source of liquidity in excess of regulatory requirements • Minimum of 90 days of liquidity required by regulation $7.8 billion investment portfolio on December 31, 2025 • Cash and high-quality investment securities • Conservative portfolio goals • Minimize exposure to market volatility • Preservation of capital • Ready access to cash • Provided 277 days of liquidity as of December 31, 2025 Farmer Mac also has $1.5 billion line of credit with U.S. Treasury • Supports Farmer Mac’s guarantee obligations • Farmer Mac has not utilized this line of credit Cash & Equiv. 12% Guaranteed By GSEs and U.S. Gov't Agencies 88% Liquidity Portfolio* $7.8B *As of December 31, 2025. Percentages may not add to 100 due to rounding

14 FUNDING • Finance asset purchases with proceeds of debt issuances: – 30 dealers – Match-funding provides for stable net effective spread and immaterial interest rate risk • Farmer Mac’s debt securities carry privileges for certain holders: – 20% capital risk weighting – Eligible collateral for Fed advances – Legal investments for many federally supervised financial institutions (banks, etc.) Debt Securities Trade at Narrow Spreads to Comparable Maturity Treasuries Maturity (Years) 3 5 7 10 Spread to Treasury As of December 31, 2025 4 bps 4 bps 17 bps 26 bps

Consistent and strong earnings contribute to a robust capital base, further supporting future volume growth and shareholder returns Opportunistic access to low-cost Preferred Stock has strengthened Tier 1 capital position • Preferred Series D in May 2019 @ 5.700% • Preferred Series E in May 2020 @ 5.750% • Preferred Series F in August 2020 @ 5.250% • Preferred Series G in May 2021 @ 4.875% • Preferred Series H in August 2025 @ 6.500% 15 *Statutory Minimum Core Capital defined as total stockholders’ equity less accumulated other comprehensive income. $1,006 $1,210 $1,323 $1,452 $1,501 $1,706 14.1% 14.7% 14.9% 15.4% 14.2% 13.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% $0 $400 $800 $1,200 $1,600 $2,000 2020 2021 2022 2023 2024 2025 Tier 1 Capital Ratio (% ) Co re C ap ita l ($ in m ill io ns ) Core Capital Amount Above Statutory Minimum Capital Statutory Minimum Core Capital* Tier 1 Capital Ratio STRONG CAPITAL BASE SUPPORTING GROWTH

16 QUALITY EARNINGS DRIVE STRONG SHAREHOLDER RETURNS $35 $38 $41 $48 $61 $78 34% 33% 33% 28% 36% 36% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 $10 $20 $30 $40 $50 $60 $70 $80 2020 2021 2022 2023 2024 2025 Core Earnings Payout Ratio (% ) $ in m ill io ns Common Stock Dividends Share Repurchase Payout Ratio Strong earnings and consistent capital position support continued dividend growth • 2026 marks the 15th consecutive year of increased quarterly dividends for Farmer Mac Farmer Mac is committed to strong shareholder returns, including responsible dividend growth • Previous and expected future earnings growth • An adequate level of capital that exceeds our requirements • Expectations for future business volume growth Dividend Yield (as of 12/31/2025) Dividend CAGR (2021 - 2026) Farmer Mac 3.4% 12.7% S&P 500 1.1% 5.5% Russell 2000 1.3% 8.5%

KEY TAKEAWAYS Unique, mission-driven operating model directly supports American agriculture and rural infrastructure Nationwide secondary market provider across diverse markets, including agriculture, agribusinesses, broadband infrastructure, power and utilities, and renewable energy GSE funding advantage & disciplined asset liability management Quality assets with minimal lifetime losses of only 0.15% on total cumulative business volume of $43 billion Resilient business model supports consistent dividend growth 17 16% 16% 19% 17% 16% 0% 5% 10% 15% 20% 25% 2021 2022 2023 2024 2025 *The 10-year period is from December 31, 2015 – December 31, 2025. CAGR is defined as Compound Annual Growth Rate. **Core Return on Common Equity is defined as core earnings divided by average common equity. ~$2 BillionMarket Capitalization 12%10-Year Revenue CAGR* 8%10-Year Outstanding Business Volume CAGR* 15%10-Year Core Earnings per Share CAGR* ~$900,0002025 Core Earnings per Employee Core Return on Common Equity** Investment Highlights

Jalpa Nazareth Senior Director – Investor Relations & Finance Strategy Phone: (202) 872-5570 Email: jnazareth@farmermac.com CONTACT INVESTOR RELATIONS

APPENDIX

20 KEY COMPANY METRICS* ($ in thousands, except per share amounts) 2025 2024 2023 2022 2021 2020 Core Earnings $182,949 $171,630 $171,156 $124,314 $113,570 $100,612 Core Earnings per Diluted Share $16.66 $15.64 $15.65 $11.42 $10.47 $9.33 Net Effective Spread ($) $383,041 $339,564 $326,980 $255,529 $220,668 $196,956 Net Effective Spread (%) 1.20% 1.15% 1.18% 1.02% 0.98% 0.93% Guarantee & Commitment Fees $23,792 $20,321 $18,928 $18,144 $17,533 $19,150 Core Capital Above Statutory Minimum $677,695 $583,527 $589,400 $516,900 $496,800 $331,400 Common Stock Dividends per Share $6.00 $5.60 $4.40 $3.80 $3.52 $3.20 Outstanding Business Volume $33,351,569 $29,523,030 $28,471,024 $25,922,082 $23,614,463 $21,929,095 90-Day Delinquencies 0.40% 0.37% 0.12% 0.17% 0.20% 0.21% Recovery/(Credit Losses) ($19,824) ($4,694) $0 ($903) $1,054 ($5,759) Book Value per Share** $112.77 $97.85 $89.24 $77.61 $67.37 $60.41 Core Earnings Return on Equity 16% 17% 19% 16% 16% 16% *Core earnings, core earnings per diluted share, and net effective spread are non-GAAP measures. For more information on the use of these non-GAAP measures, please see page 3. **Book Value per Share excludes accumulated other comprehensive income.

21 EQUITY CAPITAL STRUCTURE *Common stock dividend annualized divided by quarter-end closing price. **Par value of annual dividend for preferred stock. Summary Stratifications NYSE Ticker Dividend Yield Shares Outstanding COMMON STOCK CLASS A VOTING COMMON STOCK • Ownership restricted to non-Farm Credit System financial institutions AGM.A 4.53%* 1.0 million CLASS B VOTING COMMON STOCK • Ownership restricted to Farm Credit System institutions – – 0.5 million CLASS C NON-VOTING COMMON STOCK • No ownership restrictions AGM 3.42%* 9.4 million PREFERRED STOCK SERIES D NON-CUMULATIVE PREFERRED STOCK • Option to redeem on any payment date on or after July 17, 2024 • Redemption Value: $25 per share AGM.PR.D 5.700%** 4.0 million SERIES E NON-CUMULATIVE PREFERRED STOCK • Option to redeem on any payment date on or after July 17, 2025 • Redemption Value: $25 per share AGM.PR.E 5.750%** 3.2 million SERIES F NON-CUMULATIVE PREFERRED STOCK • Option to redeem on any payment date on or after October 18, 2025 • Redemption Value: $25 per share AGM.PR.F 5.250%** 4.8 million SERIES G NON-CUMULATIVE PREFERRED STOCK • Option to redeem on any payment date on or after July 17, 2026 • Redemption Value: $25 per share AGM.PR.G 4.875%** 5.0 million SERIES H NON-CUMULATIVE PREFERRED STOCK • Option to redeem on any payment date on or after October 17, 2030 • Redemption Value: $25 per share AGM.PR.H 6.500%** 4.0 million As of December 31, 2025

FARM SECURITIZATION COLLATERAL COMPARISON

Summary Stratifications	FARM 2025-2	FARM 2025-1	FARM 2024-2	FARM 2024-1	FARM 2023-1	FARM 2022-1	FARM 2021-1
Number of Loans	343	350	450	443	408	450	384
Aggregate Original Principal Balance	$316,818,115	$303,752,169	$333,180,875	$319,217,162	$295,304,891	$306,580,153	$312,087,524
Average Original Principal Balance	$923,668	$867,752	$740,401	$720,581	$723,787	$681,289	$812,728
Aggregate Current Principal Balance	$313,508,080	$300,090,019	$323,224,686	$308,090,132	$283,591,174.54	$301,105,804.00	$302,744,110.69
Average Current Principal Balance	$914,018	$857,400	$718,277	$695,463	$695,076	$669,124	$788,396
Product Type	5yr VRM (70.25%) Fixed (20.42%) 10yr VRM (8.31%) 15yr VRM (1.02%)	5yr VRM (79.53%) Fixed (15.44%) 10yr VRM (3.52%) 15yr VRM (1.51%)	5yr VRM (62.04%) Fixed (22.53%) 15yr VRM (8.58%) 10yr VRM (6.84%)	Fixed (41.02%) 5yr VRM (37.44%) 10yr VRM (14.12%) 15yr VRM (7.43%)	Fixed (80.02%) 15yr VRM (19.98%)	Fixed (82.35%) 15yr VRM (17.65%)	Fixed (82.41%) 15yr VRM (17.59%)
Non-Zero Weighted Average Debt Coverage Ratio	1.81x	2.14x	1.66x	1.93x	2.05x	2.04x	1.56x
Non-Zero Weighted Average Debt-to-Asset Ratio	32.95%	35.57%	31.88%	30.35%	32.33%	33.12%	33.74%
Weighted Average Original LTV	53.36%	50.68%	47.50%	50.54%	49.44%	49.21%	41.55%
Weighted Average Current LTV	52.99%	50.24%	46.29%	49.01%	47.59%	48.39%	43.23%
Weighted Average Current Net Rate	5.70%	5.63%	5.58%	5.12%	3.03%	2.94%	3.25%
Weighted Average Current Gross Rate	6.76%	6.72%	6.63%	6.07%	3.89%	3.88%	4.24%
Top 5 States (by Aggregate Principal Balance)	CA (16.27%) MN (10.37%) MO (9.98%) OR (8.54%) TX (6.74%)	CA (21.32%) TX (13.14%) MN (7.51%) IL (7.00%) SD (6.32%)	CA (21.61%) TX (8.87%) MN (6.67%) MO (5.78%) NE (5.42%)	CA (24.07%) NE (10.01%) OR (7.60%) TX (7.46%) SD (4.97%)	MN (16.55%) CA (10.76%) MO (9.46%) IL (9.28%) NE (8.40%)	MN (16.65%) CA (13.11%) NE (9.14%) MO (7.78%) IL (6.78%)	CA (17.45%) MN (15.00%) OR (8.65%) MO (8.29%) IL (8.02%)

Values indicated are as of each transaction's respective cut-off date at issuance.

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23 RECONCILIATION OF NET INCOME TO CORE EARNINGS Core Earnings by Period Ended $ in thousands 2025 2024 2023 2022 2021 2020 Net income attributable to common stockholders $182,493 $180,428 $172,838 $150,979 $111,413 $89,176 Less reconciling items (Losses)/gains on undesignated financial derivatives due to fair value changes (1,883) 3,344 5,142 13,495 (1,430) (3,691) Gains/(losses) on hedging activities due to fair value changes 6,778 11,548 (5,394) 5,343 (1,809) (10,019) Unrealized (losses)/gains on trading securities (126) (85) 1,979 (917) (115) 51 Net effects of amortization of premiums/discounts and deferred gains on assets consolidated at fair value 103 45 175 39 130 58 Net effects of terminations or net settlements on financial derivatives (5,448) (1,666) 227 15,794 494 1,236 Issuance costs on retirement of preferred stock - (1,619) - - - (1,667) Income tax effect related to reconciling items 120 (2,769) (447) (7,089) 573 2,596 Sub-total (456) 8,798 1,682 26,665 (2,157) (11,436) Core earnings $182,949 $171,630 $171,156 $124,314 $113,570 $100,612 As of December 31, 2025

24 RECONCILIATION OF NET INTEREST INCOME TO NET EFFECTIVE SPREAD 2025 2024 2023 2022 2021 2020 $ in thousands Dollars Yield Dollars Yield Dollars Yield Dollars Yield Dollars Yield Dollars Yield Net interest income/yield $390,734 1.19% $353,867 1.16% $327,547 1.15% $270,940 1.04% $221,951 0.87% $190,588 0.85% Net effects of consolidated trusts (4,072) 0.02% (4,477) 0.02% (4,171) 0.02% (4,239) 0.02% (4,864) 0.02% (6,601) 0.02% Expense related to undesignated financial derivatives (441) 0.00% (1,377) 0.00% (4,845) -0.02% (7,756) -0.03% 2,841 0.02% 3,468 0.02% Amortization of premiums/discounts on assets consolidated at fair value (92) 0.00% (29) 0.00% (175) 0.00% (24) 0.00% (45) 0.00% 197 0.00% Amortization of losses due to terminations or net settlements on financial derivatives 3,690 0.01% 3,128 0.01% 3,230 0.01% 2,413 0.01% 446 0.00% 120 0.00% Fair Value Changes on fair value hedge relationships (6,778) -0.02% (11,548) -0.04% 5,394 0.02% (5,805) -0.02% 339 0.02% 9,184 0.04% Net Effective Spread $383,041 1.20% $339,564 1.15% $326,980 1.18% $255,529 1.02% $220,668 0.93% $196,956 0.93% As of December 31, 2025

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